Exhibit 10(e)
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                            SUBSCRIPTION AGREEMENT
                          FOR SHARES OF COMMON STOCK
                     OF SOUTH BRANCH VALLEY BANCORP, INC.
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            This  Subscription  Agreement  is made by and between  South  Branch
Valley Bancorp, Inc., a West Virginia corporation (the "Company") and the undersigned current investor and holder of common stock in the Company who is subscribing hereby for share's of the Company common stock previously authorized but not issued (the "Shares") and for which no offering materials are being published.

            In   consideration   of  the  Company's   agreement  to  accept  the
undersigned's offer to purchase Shares of the Company upon the terms and conditions set forth herein, the undersigned agrees and represents as follows:


A.    SUBSCRIPTION


      1. The undersigned hereby subscribes to purchase Shares at $43.50 per share in the amount indicated on the signature page of this Subscription Agreement (page 6). Simultaneously with the execution of this Subscription Agreement, the undersigned is paying and delivering to the Company the amount set forth on the signature page, below, in the form of a check or wire transfer (the "Subscription Deposit") payable to "South Branch Valley Bancorp-Stock Subscription Account" to be deposited with the South Branch Valley National Bank, a subsidiary of the Company.

      2. The undersigned understands that the Subscription Deposit will not be placed in an escrow account but will be segregated by the Company in its books of account until used in connection with the Capital State Bank transaction described below (the "Contemplated Transaction"). The Subscription Deposit will be placed by the Company in an escrow account at Potomac Valley Bank in fulfillment of Company's obligations to place the purchase price for the Contemplated Transaction in escrow by February 18, 1997. The undersigned understands that the escrow account was established for the benefit of the Company and the sellers of the shares of Capital State Bank, Inc. (the "Escrow Account") which are the subject of the Contemplated Transaction, and that the undersigned has no right to or claim on the Escrow Account. The undersigned acknowledges that the Contemplated Transaction is subject to various contingencies, including but not limited to the Company's ability to obtain prior regulatory approval. In the event the Contemplated Transaction is not consummated within twelve (12) months, the Subscription Deposit will be promptly returned without interest unless otherwise agreed to by the parties.

B.    REPRESENTATION AND WARRANTIES

      1. The undersigned hereby represents and warrants to, and agrees with the Company, as follows:

            (a) The Shares are being purchased for his own account, for investment purposes only, and not for the account of any other person, and not with a view to distribution, assignment or resale to others or to fractionalization in whole or in part. In furtherance thereof, the undersigned represents, warrants, and agrees that no other person has or will have a direct or indirect beneficial interest in such Shares and the undersigned will not sell, hypothecate or otherwise transfer his Shares except in accordance with applicable securities laws as approved by counsel for the Company.

            (b) In evaluating the suitability of an additional investment in the Company, the undersigned has not relied upon any representations or other information (whether oral or written) from the Company, other than publicly available information and no oral or written representations have been made or oral or written information furnished to the undersigned or his advisors, if any, in connection with the offering of the Shares which is in any way inconsistent with publicly available information.

            (c) The Company has made available to the undersigned all documents and information that the undersigned has requested relating to an additional investment in the Company.

            (d) The undersigned has carefully considered and has, to the extent he believes such discussion necessary, discussed with his professional legal, tax and financial advisers the suitability of an additional investment in the Company for his particular tax and financial situation and he has determined that the Shares are a suitable investment for him.


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            (e) All  information  which  the  undersigned  has  provided  to the
Company concerning himself and his financial position is correct and complete as the date set forth below, and if there should be any change in such information prior to the acceptance of this Subscription Agreement by the Company, he will immediately provide such information to the Company and will promptly send confirmation of such information to the Company.

      2. The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter. If such representations and warranties shall not be true and accurate in any respect, the undersigned will, prior to such acceptance, give written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.

      3. The undersigned shall indemnify and hold harmless the Company or any of its officers, employees, directors of control persons of any such entity who was or is a party or is threatened to be made a party to any threatened pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to the Company concerning himself or his financial position in connection with the offering or sale of the Shares which is not remedied by timely notice to the Company as provided above, against losses, liabilities and expenses for which the Company or any of its officers, employees, directors or control persons of any such entity have not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) as actually and reasonably incurred by such person or entity in connection with such action, suit or proceeding.

      4. I understand that the Company is issuing 34,317 shares of its common stock to partially finance its purchase of not less than 424,680 shares of common stock of Capital State Bank, a West Virginia banking corporation.

C.    FINANCIAL POSITION AND EXPERIENCE OF INDIVIDUAL INVESTORS

            I represent and warrant to the Company as follows:

      (a)   My occupation is  (1)     President - Ours Valley View Poultry
                                    --------------------------------------------
                                      Farm, Inc.
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                              (2)
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      (b)   The proposed  investment is financially  suitable for me. I have the financial means to make the investment giving due consideration to its illiquidity and other risks associated with the investment. After making the investment, I will continue to have sufficient liquidity to meet my cash needs.

      (c) I have an on-going relationship with an accountant and/or legal, tax or business advisors with whom I review tax or financial matters (even though I may not have reviewed this investment with them).

                                    (1)
                           (Please initial if correct)


      (d) In reviewing an additional investment in the Company I have consulted with, or received information or advice from, the persons listed below:

            [Please name and indicate the professional or business relationship of each person to you (e.g., attorney, accountant, business advisor). Such persons need not complete any certificates or make any representation to the Company merely because they are named here as persons with whom you consulted.]

      (e)   My educational background is as follows:

            School:    Potomac State 2 years
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            Major:     Secretarial
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            Degree:
                    -----------------------------------------------------------

      (f) My Occupation, Employer(s) for the last five years and positions held are set forth below:

                   Retired - Working on family farm
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      (g)   My experience  with the Company  includes being the current owner of
            4,615 shares of common stock of the Company and serving as a director since October 1994.

      (h) My experience in investments is set forth below (indicate whether public or private, partnerships in real estate, oil and gas, equipment leasing, stocks, bonds, etc ):

                WLR Stock - Own about $1,000,000.00 in corporate stocks
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      (i)   Set  forth  below  is  additional   information  which  reflects  my
            experience in financial and business matters which enables me to evaluate the merits and risks of this investment.

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            IN WITNESS WHEREOF,  the undersigned has executed this  Subscription
Agreement this 18th day of February, 1997.

         506                                          $        22,011.00
--------------------------------                        ----------------
Number of Shares Subscribed                           Total Purchase Price
for at $ 43.50 per Share.


Individual:


/s/ Mary Ann Ours
--------------------------------
Mary Ann Ours







Accepted by:

South Branch Valley Bancorp, Inc.,
a West Virginia corporation


By:     /s/ C. Maddy
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      Its:  President


Date of Acceptance:
February 18, 1997


















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